United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
                                      1933

                         Date of Report: June 28, 2011

                       Commission File Number: 001-07894

                        MATRIXX RESOURCE HOLDINGS, INC.

                              Delaware 95-2312900
      (Jurisdiction of Incorporation) (I.R.S. Employer Identification No.)

                      1305 67th Street, Brooklyn, NY 11219
                    (Address of principal executive offices)

                 23852 Pacific Coast Hwy, #167 Malibu, CA 90265
                (Former address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (631) 759-0653


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 8.01 OTHER EVENTS.

On April 14, 2011, the Company announced that pursuant to its asset acquisition agreements, Ms. Thompson agreed to concede her accrued compensation on record and retire approximately 130,000,000 shares of Matrixx Resource Holdings, Inc. common shares. In order to proceed with those agreements, effective June 28, 2011, 130,000,000 common shares of the Company have been retired to treasury.


























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.




________/S/ Catherine Thompson____________________________
Registrant





________/S/ Catherine Thompson____________________________
Signatures
Catherine A. Thompson, CFO, Director




________6/28/2011_____________________________
Date